                                                                               .
                                                                               .
                                                                               .

                                                                    Exhibit 99.1

                         UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF CALIFORNIA

In re: SONICblue Inc                                             Case No. 03-51775  msj, 03-51776 msj, 03-51777 msj, 03-51778 msj
       Diamond Multimedia Systems, Inc                                    --------------------
       ReplayTV, Inc                                             CHAPTER 11
       Sensory Science Corporation                               MONTHLY OPERATING REPORT
                                                                 (GENERAL BUSINESS CASE)

                           SUMMARY OF FINANCIAL STATUS

        MONTH ENDED:  Sep-03                                                   PETITION DATE:  03/21/03
                      --------------------------                                               ----------------------

1. Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor).

         Dollars reported in $1

                                                                            END OF CURRENT       END OF PRIOR     AS OF PETITION
2.      ASSET AND LIABILITY STRUCTURE                                           MONTH               MONTH             FILING
                                                                            --------------    ---------------     --------------
        a.  Current Assets                                                   $81,392,096         $82,667,249       $167,641,723
                                                                             -----------         -----------       ------------
        b.  Total Assets                                                     $81,392,096         $82,667,249       $171,565,518
                                                                             -----------         -----------       ------------
        c.  Current Liabilities                                               $3,145,659          $3,438,780       $259,140,287
                                                                             -----------         -----------       ------------
        d.  Total Liabilities                                               $243,124,363        $245,197,841       $283,757,820
                                                                             -----------         -----------       ------------
3.      STATEMENT OF CASH RECEIPTS & DISBURSEMENTS FOR MONTH                                                       CUMULATIVE
                                                                            CURRENT MONTH       PRIOR MONTH       (CASE TO DATE)
                                                                            --------------    ---------------     --------------
        a.  Total Receipts  (includes net cash rec'd/paid to acquirer)         ($87,533)        $17,563,911        $69,705,318
                                                                             -----------         -----------       ------------
        b.  Total Disbursements                                              $1,821,349         $18,495,717        $36,104,486
                                                                             -----------         -----------       ------------
        c.  Excess (Deficiency) of Receipts Over Disbursements (a - b)      ($1,908,882)          ($931,806)       $33,600,832
                                                                             -----------         -----------       ------------
        d.  Cash Balance Beginning of Month                                 $38,574,598         $39,506,404         $3,064,884
                                                                             -----------         -----------       ------------
        e.  Cash Balance End of Month (c + d)                               $36,665,716         $38,574,598        $36,665,716
                                                                             -----------         -----------       ------------
                                                                                                                   CUMULATIVE
                                                                            CURRENT MONTH       PRIOR MONTH       (CASE TO DATE)
                                                                            --------------    ---------------     --------------
4.      PROFIT/(LOSS) FROM THE STATEMENT OF OPERATIONS                         $164,596         ($8,033,674)      ($79,784,145)
                                                                             -----------         -----------       ------------
5.      ACCOUNT RECEIVABLES (PRE AND POST PETITION)                                  $0                  $0
                                                                             -----------         -----------
6.      POST-PETITION LIABILITIES                                            $3,145,659          $3,438,780
                                                                             -----------         -----------
7.      PAST DUE POST-PETITION ACCOUNT PAYABLES (OVER 30 DAYS)                       $0                  $0
                                                                             -----------         -----------

AT THE END OF THIS REPORTING MONTH:                                                                       YES          NO
                                                                                                          ---          ---
8.      Have any payments been made on pre-petition debt, other than payments in the normal          X (Exhibit 1)
        course to secured creditors or lessors? (if yes, attach listing including date of            -------------   -------------
        payment, amount of payment and name of payee)

9.      Have any payments been made to professionals?  (if yes, attach listing including date of                        X
        payment, amount of payment and name of payee)                                                -------------   -------------

10.     If the answer is yes to 8 or 9, were all such payments approved by the court?                     X
                                                                                                     -------------   -------------
11.     Have any payments been made to officers, insiders, shareholders, relatives?  (if yes,        X (Exhibit 2)
        attach listing including date of payment, amount and reason for payment, and name of payee)  -------------   -------------

12.     Is the estate insured for replacement cost of assets and for general liability?                   X
                                                                                                     -------------   -------------
13.     Are a plan and disclosure statement on file?                                                                    X
                                                                                                     -------------   -------------
14.     Was there any post-petition borrowing during this reporting period?                                             X
                                                                                                     -------------   -------------

15. Check if paid: Post-petition taxes X; U.S. Trustee Quarterly Fees X; Check if filing is current for: Post-petition tax reporting and tax returns: 2002 tax return preparation is in progress
                                                             -----

         (Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date:                                                           -------------------------------------------------------------------
     -----------------------                                    Responsible Individual

                                  BALANCE SHEET
                             (GENERAL BUSINESS CASE)
                          FOR THE MONTH ENDED 09/30/03
                                              --------

        ASSETS
                                                                                              FROM SCHEDULES       MARKET VALUE
                                                                                              --------------       ------------
            CURRENT ASSETS
 1          Cash and cash equivalents - unrestricted                                                                $35,687,906
                                                                                                                   -------------
 2          Cash and cash equivalents - restricted                                                                     $977,810
                                                                                                                   -------------
 3          Accounts receivable (net)                                                               A                        $0
                                                                                                                   -------------
 4          Inventory                                                                               B                        $0
                                                                                                                   -------------
 5          Prepaid expenses                                                                                           $442,907
                                                                                                                   -------------
 6          Professional retainers
                                                                                                                   -------------
 7          Other:                                UMC Investment @ FMV                                              $44,283,473
                            ----------------------------------------------------------                             -------------
 8          Patents                                                                                                     unknown
            --------------------------------------------------------------------------                             -------------

 9                          TOTAL CURRENT ASSETS                                                                    $81,392,096
                                                                                                                   -------------

            PROPERTY AND EQUIPMENT (MARKET VALUE)


10          Real property                                                                           C                        $0
                                                                                                                   -------------
11          Machinery and equipment                                                                 D                        $0
                                                                                                                   -------------
12          Furniture and fixtures                                                                  D                        $0
                                                                                                                   -------------
13          Office equipment                                                                        D                        $0
                                                                                                                   -------------
14          Leasehold improvements                                                                  D                        $0
                                                                                                                   -------------
15          Vehicles                                                                                D                        $0
                                                                                                                   -------------
16          Other:                                                                                  D
                            ----------------------------------------------------------                             -------------
17                                                                                                  D
            --------------------------------------------------------------------------                             -------------
18                                                                                                  D
            --------------------------------------------------------------------------                             -------------
19                                                                                                  D
            --------------------------------------------------------------------------                             -------------
20                                                                                                  D
            --------------------------------------------------------------------------                             -------------

21                      TOTAL PROPERTY AND EQUIPMENT                                                                          $0
                                                                                                                   -------------

            OTHER ASSETS

22                Loans to shareholders
                                                                                                                   -------------
23                Loans to affiliates
                                                                                                                   -------------
24
               --------------------------------------------------------------------                                -------------
25
                  --------------------------------------------------------------------                             -------------
26
                  --------------------------------------------------------------------                             -------------
27
                  --------------------------------------------------------------------                             -------------

28                                TOTAL OTHER ASSETS                                                                          $0
                                                                                                                   -------------
29                                TOTAL ASSETS                                                                       $81,392,096
                                                                                                                   =============

         NOTE:

         Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

                             LIABILITIES AND EQUITY
                             (General Business Case)

   LIABILITIES FROM SCHEDULES

      POST-PETITION

         CURRENT LIABILITIES

30          Salaries and wages                                                                                            $48,052
                                                                                                                    -------------
31          Payroll taxes
                                                                                                                    -------------
32          Real and personal property taxes
                                                                                                                    -------------
33          Income taxes
                                                                                                                    -------------
34          Sales taxes
                                                                                                                    -------------
35          Notes payable (short term)
                                                                                                                    -------------
36          Accounts payable (trade)                                                               A                   $1,843,575
                                                                                                                    -------------
37          Real property lease arrearage
                                                                                                                    -------------
38          Personal property lease arrearage
                                                                                                                    -------------
39          Accrued professional fees
                                                                                                                    -------------
40          Current portion of long-term post-petition debt (due within 12 months)
                                                                                                                    -------------
41          Other:                Payable to acquirer of sold/discontinued product lines                               $1,254,032
                                                                                                                    -------------
42
                                                                                                                    -------------
43
                                                                                                                    -------------
44          TOTAL CURRENT LIABILITIES                                                                                  $3,145,659
                                                                                                                    -------------
45       LONG-TERM POST-PETITION DEBT, NET OF CURRENT PORTION
                                                                                                                    -------------
46          TOTAL POST-PETITION LIABILITIES                                                                            $3,145,659
                                                                                                                    -------------
      PRE-PETITION LIABILITIES (ALLOWED AMOUNT)

47          Secured claims                                                                         F                           $0
                                                                                                                    -------------
48          Priority unsecured claims                                                              F                           $0
                                                                                                                    -------------
49          General unsecured claims                                                               F                           $0
                                                                                                                    -------------
50          TOTAL PRE-PETITION LIABILITIES                                                                           $239,978,704
                                                                                                                    -------------
51          TOTAL LIABILITIES                                                                                        $243,124,363
                                                                                                                    -------------
   EQUITY (DEFICIT)

52          Retained Earnings/(Deficit) at time of filing                                                           ($644,469,546)
                                                                                                                    -------------
53          Capital Stock                                                                                            $419,094,388
                                                                                                                    -------------
54          Additional paid-in capital                                                                               $156,761,274
                                                                                                                    -------------
55          Cumulative profit/(loss) since filing of case                                                            ($79,784,145)
                                                                                                                    -------------
56          Post-petition contributions/(distributions) or (draws)
                                                                                                                    -------------
57
            ----------------------------------------------------------                                              -------------
58          Market value adjustment                                                         (UMC mark to market)     ($13,334,238)
                                                                                                                    -------------
59               TOTAL EQUITY (DEFICIT)                                                                             ($161,732,267)
                                                                                                                    -------------
60 TOTAL LIABILITIES AND EQUITY (DEFICIT)                                                                            $81,392,096
                                                                                                                    =============

                         SCHEDULES TO THE BALANCE SHEET
                             (General Business Case)
                                   Schedule A
                      Accounts Receivable and (Net) Payable

Receivables and Payables Agings                  ACCOUNTS RECEIVABLE        ACCOUNTS PAYABLE          PAST DUE
                                                PRE AND POST PETITION]      [POST PETITION]      POST PETITION DEBT
     0 -30 Days                                               $0             $1,843,575
                                                      ----------             ----------               ----------
     31-60 Days                                               $0
                                                      ----------             ----------               ----------
     61-90 Days                                               $0                                              $0
                                                      ----------             ----------               ----------
     91+ Days                                           $771,458
                                                      ----------             ----------               ----------
     Total accounts receivable/payable                  $771,458             $1,843,575
                                                      ----------             ==========
     Allowance for doubtful accounts                    $771,458
                                                      ----------
     Accounts receivable (net)                                $0
                                                      ==========

                                   SCHEDULE B
                          INVENTORY/COST OF GOODS SOLD

TYPES AND AMOUNT OF INVENTORY(IES)                          COST OF GOODS SOLD

                                      INVENTORY(IES)
                                        BALANCE AT
                                       END OF MONTH            INVENTORY BEGINNING OF MONTH

                                                                                                                        $0
                                                               Add -                                           -----------
     Retail/Restaurants -                                      Net purchase
                                                                                                               -----------
       Product for resale                   $0                 Direct labor
                                      --------------                                                           -----------
                                                               Manufacturing overhead
                                                                                                               -----------
     Distribution -                                            Freight in
                                                                                                               -----------
       Products for resale            --------------           Other:
                                                                                                               -----------
                                                                                                                        $0
                                                               ------------------------------                  -----------
                                                               ------------------------------                  -----------
     Manufacturer -
       Raw Materials                 --------------
       Work-in-progress              --------------            Less -
       Finished goods                --------------            Inventory End of Month                                   $0
                                                                                                               -----------
                                                               Shrinkage
                                                                                                               -----------
     Other - Explain                 --------------            Personal Use
                                                                                                               -----------
     --------------------------------                          Cost of Goods Sold                                       $0
     --------------------------------                                                                          ===========
         TOTAL                              $0
                                     ==============

METHOD OF INVENTORY CONTROL                               INVENTORY VALUATION METHODS
Do you have a functioning perpetual inventory system?     Indicate by a checkmark method of inventory used.
            Yes           No
               ------       -----
How often do you take a complete physical inventory?      Valuation methods -
                                                            FIFO cost                     -------------------
       Weekly              ------                           LIFO cost                     -------------------
       Monthly             ------                           Lower of cost or market       -------------------
       Quarterly           ------                           Retail method                 -------------------
       Semi-annually       ------                           Other                         -------------------
       Annually            ------                           Explain                       -------------------

Date of last physical inventory was
                                      ----------------------     ------------------------------------------------------------
                                      ----------------------     ------------------------------------------------------------
Date of next physical inventory is
                                      ----------------------     ------------------------------------------------------------

                                                             SCHEDULE C
                                                            REAL PROPERTY

Description                                                   COST                   MARKET VALUE
                                                              ----                   ------------
       ---------------------------------------             ----------------    -------------------------
       ---------------------------------------             ----------------    -------------------------
       ---------------------------------------             ----------------    -------------------------
       ---------------------------------------             ----------------    -------------------------
       ---------------------------------------             ----------------    -------------------------
       ---------------------------------------             ----------------    -------------------------
       Total                                                            $0                           $0
                                                            ===============    =========================

                                   SCHEDULE D
                            OTHER DEPRECIABLE ASSETS

Description                                                   COST                   MARKET VALUE
                                                              ----                   ------------
Machinery & Equipment -

       ---------------------------------------             ----------------    -------------------------
       ---------------------------------------             ----------------    -------------------------
       ---------------------------------------             ----------------    -------------------------
       ---------------------------------------             ----------------    -------------------------
       Total                                                            $0                           $0
                                                            ===============    =========================

Furniture & Fixtures -

       ---------------------------------------             ----------------    -------------------------
       ---------------------------------------             ----------------    -------------------------
       ---------------------------------------             ----------------    -------------------------
       ---------------------------------------             ----------------    -------------------------
       Total                                                            $0                           $0
                                                            ===============    =========================

Office Equipment -

       ---------------------------------------             ----------------    -------------------------
       ---------------------------------------             ----------------    -------------------------
       ---------------------------------------             ----------------    -------------------------
       ---------------------------------------             ----------------    -------------------------
       Total                                                            $0                           $0
                                                            ===============    =========================

Leasehold Improvements -

       ---------------------------------------             ----------------    -------------------------
       ---------------------------------------             ----------------    -------------------------
       ---------------------------------------             ----------------    -------------------------
       ---------------------------------------             ----------------    -------------------------
       Total                                                            $0                           $0
                                                            ===============    =========================
Vehicles -

       ---------------------------------------             ----------------    -------------------------
       ---------------------------------------             ----------------    -------------------------
       ---------------------------------------             ----------------    -------------------------
       ---------------------------------------             ----------------    -------------------------
       Total                                                            $0                           $0
                                                            ===============    =========================

                             STATEMENT OF OPERATIONS
                             (GENERAL BUSINESS CASE)
                          For the Month Ended 09/30/03
                          -----------------------------
                                  CURRENT MONTH

       ACTUAL               FORECAST              VARIANCE
       ------               --------              --------


                                                             $0
---------------------  -------------------   -------------------
                                                             $0
---------------------  -------------------   -------------------
                                       $0                    $0
---------------------  -------------------   -------------------
                                                             $0
---------------------  -------------------   -------------------
                                       $0                    $0
---------------------  -------------------   -------------------
                                                             $0
---------------------  -------------------   -------------------
            $589,871                                   $589,871
---------------------  -------------------   -------------------
                                                             $0
---------------------  -------------------   -------------------
                                                             $0
---------------------  -------------------   -------------------
            $589,871                   $0              $589,871
---------------------  -------------------   -------------------


             $30,159                                   ($30,159)
---------------------  -------------------   -------------------
             $36,665                                   ($36,665)
---------------------  -------------------   -------------------
                                                             $0
---------------------  -------------------   -------------------
              $9,623                                    ($9,623)
---------------------  -------------------   -------------------
                                                             $0


---------------------  -------------------   -------------------
              $2,000                                    ($2,000)
---------------------  -------------------   -------------------
              $5,638                                    ($5,638)
---------------------  -------------------   -------------------
                                                             $0
---------------------  -------------------   -------------------
                                                             $0
---------------------  -------------------   -------------------
              $4,381                                    ($4,381)


---------------------  -------------------   -------------------
                                                             $0
---------------------  -------------------   -------------------
             $14,797                                   ($14,797)
---------------------  -------------------   -------------------
                                                             $0
---------------------  -------------------   -------------------
             $13,496                                   ($13,496)
---------------------  -------------------   -------------------
                                                             $0
---------------------  -------------------   -------------------
                                                             $0
---------------------  -------------------   -------------------
                                                             $0
---------------------  -------------------   -------------------
                                                             $0
---------------------  -------------------   -------------------
                                                             $0
---------------------  -------------------   -------------------
                                                             $0
---------------------  -------------------   -------------------
                                                             $0
---------------------  -------------------   -------------------
                                                             $0
---------------------  -------------------   -------------------
                                                             $0
---------------------  -------------------   -------------------
                                                             $0
---------------------  -------------------   -------------------
            $116,758                   $0             ($116,758)
---------------------  -------------------   -------------------
            $473,113                   $0              $473,113
---------------------  -------------------   -------------------
           ($272,796)                                  $272,796


---------------------  -------------------   -------------------
                                                             $0
---------------------  -------------------   -------------------
              $3,029                                     $3,029
---------------------  -------------------   -------------------


            ($30,000)                                  ($30,000)
---------------------  -------------------   -------------------
             ($8,750)                                    $8,750
---------------------  -------------------   -------------------
                                                             $0
---------------------  -------------------   -------------------
           ($308,517)                  $0             ($308,517)
---------------------  -------------------   -------------------
            $164,596                   $0              $164,596
---------------------  -------------------   -------------------
                                                             $0

---------------------  -------------------   -------------------
            $164,596                   $0              $164,596
=====================  ===================   ===================

                                                                 CUMULATIVE            NEXT MONTH
                                                               (CASE TO DATE)           FORECAST
                                                               -------------           ----------
    REVENUES:
  1   Gross Sales                                                      $7,242,256
                                                            ----------------------   -------------------
  2   less: Sales Returns & Allowances                                 $4,063,280
                                                            ----------------------   -------------------
  3   Net Sales                                                        $3,178,976                    $0
                                                            ----------------------   -------------------
  4   less: Cost of Goods Sold    (Schedule 'B')                       $2,236,107
                                                            ----------------------   -------------------
  5   Gross Profit                                                       $942,869                    $0
                                                            ----------------------   -------------------
  6   Interest                                                                 $0
                                                            ----------------------   -------------------
  7   Other Income:                                                    $1,643,959
                         -----------------------------      ----------------------   -------------------
  8   Gain or (Loss) on UMC sales                                     ($7,328,739)
    --------------------------------------------------      ----------------------   -------------------
  9                                                                            $0
    --------------------------------------------------      ----------------------   -------------------
 10       TOTAL REVENUES                                              ($4,741,911)                   $0
                                                            ----------------------   -------------------
    EXPENSES:

 11   Compensation to Owner(s)/Officer(s)                                $406,538
                                                            ----------------------   -------------------
 12   Salaries                                                         $1,349,702
                                                            ----------------------   -------------------
 13   Commissions                                                              $0
                                                            ----------------------   -------------------
 14   Contract Labor                                                     $151,181
                                                            ----------------------   -------------------
      Rent/Lease:

 15       Personal Property                                                $8,533
                                                            ----------------------   -------------------
 16       Real Property                                                  $981,738
                                                            ----------------------   -------------------
 17   Insurance                                                        $2,442,521
                                                            ----------------------   -------------------
 18   Management Fees                                                          $0
                                                            ----------------------   -------------------
 19   Depreciation                                                       $159,065
                                                            ----------------------   -------------------
      Taxes:

 20       Employer Payroll Taxes                                         $308,931
                                                            ----------------------   -------------------
 21       Real Property Taxes                                             $12,760
                                                            ----------------------   -------------------
 22       Other Taxes                                                     $19,319
                                                            ----------------------   -------------------
 23   Other Selling                                                      $931,305
                                                            ----------------------   -------------------
 24   Other Administrative                                               $364,229
                                                            ----------------------   -------------------
 25   Interest                                                           $777,750
                                                            ----------------------   -------------------
 26   Other Expenses:    amortization                                  $1,461,364
                         -----------------------------      ----------------------   -------------------
 27                                                                            $0
    --------------------------------------------------      ----------------------   -------------------
 28                                                                            $0
    --------------------------------------------------      ----------------------   -------------------
 29                                                                            $0
    --------------------------------------------------      ----------------------   -------------------
 30                                                                            $0
    --------------------------------------------------      ----------------------   -------------------
 31                                                                            $0
    --------------------------------------------------      ----------------------   -------------------
 32                                                                            $0
    --------------------------------------------------      ----------------------   -------------------
 33                                                                            $0
    --------------------------------------------------      ----------------------   -------------------
 34                                                                            $0
    --------------------------------------------------      ----------------------   -------------------
 35       TOTAL EXPENSES                                               $9,374,935                    $0
                                                            ----------------------   -------------------
 36 SUBTOTAL                                                         ($14,116,846)                   $0
                                                            ----------------------   -------------------
 37  REORGANIZATION ITEMS:

      Professional Fees                                               ($3,895,295)
                                                            ----------------------   -------------------
 38   Provisions for Rejected Executory Contracts                              $0
                                                            ----------------------   -------------------
 39   Interest Earned on Accumulated Cash from                            $16,873
                                                            ----------------------   -------------------
      Resulting Chp 11 Case                                                    $0
                                                            ----------------------
 40   Gain or (Loss) from Sale of Equipment                          ($61,763,629)
                                                            ----------------------   -------------------
 41   U.S. Trustee Quarterly Fees                                        ($25,250)
                                                            ----------------------   -------------------
 42                                                                            $0
    --------------------------------------------------      ----------------------   -------------------
 43        TOTAL REORGANIZATION ITEMS                                ($65,667,301)                   $0
                                                            ----------------------   -------------------
 44  NET PROFIT (LOSS) BEFORE FEDERAL & STATE TAXES                  ($79,784,147)                   $0
                                                            ----------------------   -------------------
 45   Federal & State Income Taxes
                                                            ----------------------   -------------------
                                                                     ($79,784,147)                   $0
 46 NET PROFIT (LOSS)                                       ======================   ===================

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

                                   SCHEDULE E
                          AGING OF POST-PETITION TAXES
                   (AS OF END OF THE CURRENT REPORTING PERIOD)

TAXES PAYABLE                           0-30 DAYS       31-60 DAYS         61-90 DAYS          91+ DAYS         TOTAL
                                        ---------       ----------         ----------          --------         -----
FEDERAL
        Income Tax Withholding                                                                                    $0
                                        ---------       ----------         ----------          --------         -----
        FICA - Employee                                                                                           $0
                                        ---------       ----------         ----------          --------         -----
        FICA - Employer                                                                                           $0
                                        ---------       ----------         ----------          --------         -----
        Unemployment (FUTA)                                                                                       $0
                                        ---------       ----------         ----------          --------         -----
        Income                                                                                                    $0
                                        ---------       ----------         ----------          --------         -----
        Other (Attach List)                                                                                       $0
                                        ---------       ----------         ----------          --------         -----
TOTAL FEDERAL TAXES                            $0               $0                 $0                $0           $0
                                        ---------       ----------         ----------          --------         -----
STATE AND LOCAL
        Income Tax Withholding                                                                                    $0
                                        ---------       ----------         ----------          --------         -----
        Unemployment (UT)                                                                                         $0
                                        ---------       ----------         ----------          --------         -----
        Disability Insurance (DI)                                                                                 $0
                                        ---------       ----------         ----------          --------         -----
        Empl. Training Tax (ETT)                                                                                  $0
                                        ---------       ----------         ----------          --------         -----
        Sales                                                                                                     $0
                                        ---------       ----------         ----------          --------         -----
        Excise                                                                                                    $0
                                        ---------       ----------         ----------          --------         -----
        Real property                                                                                             $0
                                        ---------       ----------         ----------          --------         -----
        Personal property                                                                                         $0
                                        ---------       ----------         ----------          --------         -----
        Income                                                                                                    $0
                                        ---------       ----------         ----------          --------         -----
        Other (Attach List)                                                                                       $0
                                        ---------       ----------         ----------          --------         -----
TOTAL STATE & LOCAL TAXES                      $0               $0                 $0                $0           $0
                                        ---------       ----------         ----------          --------         -----
TOTAL TAXES                                    $0               $0                 $0                $0           $0
                                        =========       ==========         ==========          ========         =====

                                   SCHEDULE F
                            PRE-PETITION LIABILITIES

                                                                  CLAIMED           ALLOWED
LIST TOTAL CLAIMS FOR EACH CLASSIFICATION -                       AMOUNT           AMOUNT (B)
-------------------------------------------                       ------           ----------
        Secured claims (a)                                     -------------     -------------
        Priority claims other than taxes                       -------------     -------------
        Priority tax claims                                    -------------     -------------
        General unsecured claims                               -------------     -------------

        (a) List total amount of claims even it under secured.

        (b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.


                                   SCHEDULE G
                            RENTAL INCOME INFORMATION
                    NOT APPLICABLE TO GENERAL BUSINESS CASES
                                   SCHEDULE H

                  RECAPITULATION OF FUNDS HELD AT END OF MONTH

                                          ACCOUNT 1        ACCOUNT 2          ACCOUNT 3         ACCOUNT 4
                                          ---------        ---------          ---------         ---------
Bank
                                          ---------        ---------          ---------         ---------
Account Type
                                          ---------        ---------          ---------         ---------
Account No.
                                          ---------        ---------          ---------         ---------
Account Purpose
                                          ---------        ---------          ---------         ---------
Balance, End of Month
                                          ---------        ---------          ---------         ---------
Total Funds on Hand for all Accounts             $0
                                          =========

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                         FOR THE MONTH ENDED __________

                                                                                     Actual              Cumulative
                                                                                 Current Month         (Case to Date)
                                                                                 -------------         --------------
  CASH RECEIPTS

1      Rent/Leases Collected
                                                                              -------------------    -------------------
2      Cash Received from Sales                                                             $0
                                                                              -------------------    -------------------
3      Interest Received                                                                    $0
                                                                              -------------------    -------------------
4      Borrowings
                                                                              -------------------    -------------------
5      Funds from Shareholders, Partners, or Other Insiders
                                                                              -------------------    -------------------
6      Capital Contributions
                                                                              -------------------    -------------------
7
       ------------------------------------------------                       -------------------    -------------------
8
       ------------------------------------------------                       -------------------    -------------------
9
       ------------------------------------------------                       -------------------    -------------------
10
       ------------------------------------------------                       -------------------    -------------------
11
       ------------------------------------------------                       -------------------    -------------------
12          TOTAL CASH RECEIPTS                                                             $0                    $0
                                                                              -------------------    -------------------
   CASH DISBURSEMENTS

13     Payments for Inventory                                                                0
                                                                              -------------------    -------------------
14     Selling                                                                              $0
                                                                              -------------------    -------------------
15     Administrative                                                                       $0
                                                                              -------------------    -------------------
16     Capital Expenditures
                                                                              -------------------    -------------------
17     Principal Payments on Debt
                                                                              -------------------    -------------------
18     Interest Paid                                                                        $0
                                                                              -------------------    -------------------
       Rent/Lease:

19      Personal Property
                                                                              -------------------    -------------------
20      Real Property
                                                                              -------------------    -------------------
       Amount Paid to Owner(s)/Officer(s)

21      Salaries
                                                                              -------------------    -------------------
22      Draws
                                                                              -------------------    -------------------
23      Commissions/Royalties
                                                                              -------------------    -------------------
24      Expense Reimbursements
                                                                              -------------------    -------------------
25      Other
                                                                              -------------------    -------------------
26     Salaries/Commissions (less employee withholding)
                                                                              -------------------    -------------------
27     Management Fees
                                                                              -------------------    -------------------
       Taxes:
28      Employee Withholding
                                                                              -------------------    -------------------
29      Employer Payroll Taxes
                                                                              -------------------    -------------------
30      Real Property Taxes
                                                                              -------------------    -------------------
31      Other Taxes
                                                                              -------------------    -------------------
32     Other Cash Outflows:
                                                                              -------------------    -------------------
33
       ------------------------------------------------                       -------------------    -------------------
34
       ------------------------------------------------                       -------------------    -------------------
35
       ------------------------------------------------                       -------------------    -------------------
36
       ------------------------------------------------                       -------------------    -------------------
37
       ------------------------------------------------                       -------------------    -------------------
38      TOTAL CASH DISBURSEMENTS:                                                           $0                    $0
                                                                              -------------------    -------------------
39    NET INCREASE (DECREASE) IN CASH                                                       $0                    $0
                                                                              -------------------    -------------------
40    CASH BALANCE, BEGINNING OF PERIOD
                                                                              -------------------    -------------------
41    CASH BALANCE, END OF PERIOD                                                           $0                    $0
                                                                              ===================    ===================

                             STATEMENT OF CASH FLOWS
           (OPTIONAL) INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                          FOR THE MONTH ENDED 09/30/03

                                                                                              ACTUAL              CUMULATIVE
    CASH FLOWS FROM OPERATING ACTIVITIES                                                  CURRENT MONTH         (CASE TO DATE)
                                                                                          -------------         --------------
1    Cash Received from Sales                                                                  $127,412             $7,743,454
                                                                                        ---------------        ---------------
2    Rent/Leases Collected                                                                     $580,159               $580,159
                                                                                        ---------------        ---------------
3    Interest Received                                                                                                      $0
                                                                                        ---------------        ---------------
4    Cash Paid to Suppliers                                                                                         $1,539,489
                                                                                        ---------------        ---------------
5    Cash Paid for Selling Expenses                                                                                   $821,150
                                                                                        ---------------        ---------------
6    Cash Paid for Administrative Expenses                                                       $9,373               $535,164
                                                                                        ---------------        ---------------
     Cash Paid for Rents/Leases:
                                                                                                               ---------------
7     Personal Property                                                                                                $28,009
                                                                                        ---------------        ---------------
8     Real Property                                                                              $2,000             $1,006,747
                                                                                        ---------------        ---------------
9    Cash Paid for Interest                                                                                                 $0
                                                                                        ---------------        ---------------
10   Cash Paid for Net Payroll and Benefits                                                     $20,563             $1,587,318
                                                                                        ---------------        ---------------
     Cash Paid to Owner(s)/Officer(s)                                                                                       $0
                                                                                        ---------------        ---------------
11    Salaries                                                                                  $25,000               $386,461
                                                                                        ---------------        ---------------
12    Draws                                                                                                                 $0
                                                                                        ---------------        ---------------
13    Commissions/Royalties                                                                                                 $0
                                                                                        ---------------        ---------------
14    Expense Reimbursements                                                                                                $0
                                                                                        ---------------        ---------------
15    Other                                                                                                                 $0
                                                                                        ---------------        ---------------
     Cash Paid for Taxes Paid/Deposited to Tax Acct.                                                                        $0
                                                                                                               ---------------
16    Employer Payroll Tax                                                                       $3,523               $170,145
                                                                                        ---------------        ---------------
17    Employee Withholdings                                                                                                 $0
                                                                                        ---------------        ---------------
18    Real Property Taxes                                                                                                   $0
                                                                                        ---------------        ---------------
19    Other Taxes (includes withholding taxes paid on UMC shares)                            $1,738,052             $1,762,371
                                                                                        ---------------        ---------------
20   Cash Paid for General Expenses                                                             $22,838               $769,800
                                                                                        ---------------        ---------------
21    Rebates                                                                                                         $600,459
                                                                                        ---------------        ---------------
22
    --------------------------------------------------------------------------          ---------------        ---------------
23
    --------------------------------------------------------------------------          ---------------        ---------------
24
    --------------------------------------------------------------------------          ---------------        ---------------
25
    --------------------------------------------------------------------------          ---------------        ---------------
26
    --------------------------------------------------------------------------          ---------------        ---------------

27    NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES BEFORE REORGANIZATION ITEMS          ($1,113,778)             ($883,500)
                                                                                        ---------------        ---------------
    CASH FLOWS FROM REORGANIZATION ITEMS

28   Interest Received on Cash Accumulated Due to Chp 11 Case                                    $3,029                $16,873
                                                                                        ---------------        ---------------
29   Professional Fees Paid for Services in Connection with Chp 11 Case                                             $3,237,492
                                                                                        ---------------        ---------------
30   U.S. Trustee Quarterly Fees                                                                     $0                $16,500
                                                                                        ---------------        ---------------
31A  KERP/PTO & Severance payments                                                                                  $3,000,000
                                                                                        ---------------        ---------------
31B  Net cash (received)/paid related to sold/discontinued product lines                       $768,133            ($1,908,924)
    --------------------------------------------------------------------------          ---------------        ---------------

32    NET CASH PROVIDED (USED) BY REORGANIZATION ITEMS                                        ($765,104)           ($4,328,195)
                                                                                        --------------------------------------
33  NET CASH PROVIDED (USED) FOR OPERATING ACTIVITIES AND REORGANIZATION ITEMS              ($1,878,882)           ($5,211,695)
                                                                                        ---------------        ---------------
    CASH FLOWS FROM INVESTING ACTIVITIES
                                                                                        ---------------        ---------------
34   Capital Expenditures                                                                                                   $0
                                                                                        ---------------        ---------------
35   Proceeds from Sales of Capital Goods due to Chp 11 Case                                   ($30,000)           $43,017,055
                                                                                        ---------------        ---------------
36   Proceeds from UMC sales                                                                                       $16,438,853
    --------------------------------------------------------------------------          --------------------------------------
37    NET CASH PROVIDED (USED) BY INVESTING ACTIVITIES                                         ($30,000)           $59,455,908
                                                                                        --------------------------------------

    CASH FLOWS FROM FINANCING ACTIVITIES

38   Net Borrowings (Except Insiders)                                                                                       $0
                                                                                        ---------------        ---------------
39   Net Borrowings from Shareholders, Partners, or Other Insiders                                                          $0
                                                                                        ---------------        ---------------
40   Capital Contributions                                                                                                  $0
                                                                                        ---------------        ---------------
41   Principal Payments                                                                                            $20,643,381
                                                                                        ---------------        ---------------
42                                                                                                                          $0
    --------------------------------------------------------------------------          --------------------------------------
43    NET CASH PROVIDED (USED) BY FINANCING ACTIVITIES                                               $0           ($20,643,381)
                                                                                        --------------------------------------
44  NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                    ($1,908,882)           $33,600,832
                                                                                        --------------------------------------
45  CASH AND CASH EQUIVALENTS AT BEGINNING OF MONTH                                         $38,574,598             $3,064,884
                                                                                        --------------------------------------
46  CASH AND CASH EQUIVALENTS AT END OF MONTH                                               $36,665,716            $36,665,716
                                                                                        ===============        ===============

SONICblue Inc.                                                         Exhibit 1
Payments for Pre-petition liabilities

Vendor                                        Date                    Amount
------                                        ----                    ------
Lee & Li, Attorneys at Law*                9/29/2003               1,525,000.00
                                                                  -------------
Total                                                             $1,525,000.00
                                                                  =============


*     UMC withholding taxes paid - administered by Lee & Li

SONICblue, Inc                                                         Exhibit 2
Payments to Officers

Name                                 9/5/2003      9/19/2003         Total
----                                 --------      ---------         -----
Smith, Marcus                       $11,250.00     $13,750.00      $25,000.00
                                                                   ----------
Total                                                              $25,000.00
                                                                   ==========